UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2014

RESOLUTE ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34464	27-0659371
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1675 Broadway, Suite 1950 Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 303-534-4600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2014 Long-Term Incentive Compensation.

On February 27, 2014, the Board of Directors of Resolute Energy Corporation (the “Company”) and its Compensation Committee approved the following long-term incentive grants to certain executive officers (including the first five individuals listed in the table below, who are the Company’s Named Executive Officers) under the Company’s 2009 Performance Incentive Plan (the “Plan”).

The awards consisted of grants of restricted stock, vesting in part upon the passage of time and in part upon the achievement of specified thresholds of cumulative total shareholder return (“TSR”) as compared to a specified peer group, and the right to earn additional shares of common stock upon achievement of a heightened TSR percentile (“Outperformance Shares”). The awards were materially consistent with the terms of the officer grants previously disclosed in the Company’s Current Report on Form 8-K filed on March 14, 2013, except that, with respect to the shares of restricted stock granted to Named Executive Officers, one-half of the shares of restricted stock vests by the passage of time (“Time Vested Shares”) and one-half vests upon achievement of specified thresholds of cumulative TSR as compared to a specified peer group (the “Performance Vested Shares”). The grants made to the other Company officers consisted of restricted stock subject to the previously disclosed structure of two-thirds Time Vested Shares and one-third Performance Vested Shares.

The 2014 equity awards were as follows:

Executive Officer	Restricted Stock	Outperformance Share Rights
Nicholas J. Sutton, Chief Executive Officer	342,228	171,114
James M. Piccone, President	192,576	96,288
Richard F. Betz, Executive Vice President and Chief Operating Officer	121,810	60,905
Theodore Gazulis, Executive Vice President and Chief Financial Officer	121,810	60,905
Michael N. Stefanoudakis, Senior Vice President, General Counsel and Secretary	69,606	34,803
Bob D. Brady, Jr., Vice President - Operations	52,204	17,401
James A. Tuell, Vice President and Chief Accounting Officer	42,634	14,212

The terms of the 2014 equity awards are governed in all respects by the terms of the Plan and the applicable Equity Incentive Grant Agreements, and the above summary is qualified in its entirety by reference thereto. The Form of Equity Incentive Grant Agreement was previously filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 14, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2014

RESOLUTE ENERGY CORPORATION

By:	/s/ James M. Piccone
James M. Piccone
President